UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

KUN PENG INTERNATIONAL LTD.

Formerly known as CX Network Group Inc.

Nevada	333-169805	EIN 32-0538640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1F, Building 3, No. 1001 Huihe South Street， Banbidian Village Gaobeidian Town, Chaoyang District Beijing, PRC	100025
(Address of Principal Executive Offices)	(Zip Code)

+86 -1087227012

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 10, 2025, King Eagle (China) Co., Ltd. (“King Eagle China”), Kun Peng International Ltd.’s wholly foreign owned enterprise (“WFOE”), King Eagle (Tianjin) Technology Co., Ltd. (“King Eagle Tianjin”), and the shareholders of King Eagle Tianjin (the “Original Shareholders”) entered into an agreement (the “Termination Agreement”) to terminate certain previous agreements consisting of a Business Operation Agreement, a Proxy Agreement, an Equity Disposal Agreement, and an Equity Pledge Agreement (the “Original VIE Agreements”). The Original VIE Agreements, along with an Exclusive Consultation and Service Agreement, which was amended on March 1, 2024, established King Eagle Tianjin as a variable interest entity and allowed King Eagle China to control and receive the economic benefits of King Eagle Tianjin’s business operations. The Original VIE Agreements were terminated due to the transfers by one of the Original Shareholders of his equity interests in King Eagle Tianjin.

On the same date, King Eagle China, King Eagle Tianjin, and the shareholders of King Eagle Tianjin, including the transferees of the Original Shareholder who transferred his equity interests, entered into new VIE Agreements (the “New VIE Agreements”) consisting of a Business Operation Agreement, an Agency Agreement, an Equity Disposal Agreement, and an Equity Pledge Agreement. The originally executed Exclusive Consultation and Service Agreement, as amended, remains in effect. The New VIE Agreements, along with the Exclusive Consultation and Service Agreement, continue King Eagle Tianjin’s status as a variable interest entity and allow King Eagle China to control and receive the economic benefits of King Eagle Tianjin’s business operations.

The foregoing descriptions of the Termination Agreement and the New VIE Agreements do not purport to be complete and are qualified in their entireties by reference to the full texts of those agreements, which are filed as Exhibits 99.1 through 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

Matters discussed in this report may constitute forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, other than statements of historical facts. The words “believe,” “anticipate,” “intends,” “estimate,” “potential,” “may,” “should,” “expect,” “pending” and similar expressions identify forward-looking statements. The forward-looking statements in this report are based upon various assumptions. Although we believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond our control, we cannot assure you that we will achieve or accomplish these expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Termination Agreement dated June 10, 2025
99.2	Business Operation Agreement dated June 10, 2025
99.3	Agency Agreement dated June 10, 2025
99.4	Equity Disposal Agreement dated June 10, 2025
99.5	Equity Pledge Agreement dated June 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KUN PENG INTERNATIONAL LTD.

	By:	/s/ Zhuang Richun
Date: July 3, 2025		Zhuang Richun, Chief Executive Officer

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